Revenue Recognition	3 Months Ended
Mar. 31, 2023
Revenue Recognition
Revenue Recognition
Note 3. Revenue Recognition
Disaggregation of Revenue
The Company disaggregates revenue from contracts with customers by product type and by geographical market. The Company believes that these categories aggregate the payor types by nature, amount, timing and uncertainty of its revenue streams. The following table summarizes the Company’s disaggregated revenues (in thousands) for the years ended December 31:
	Pattern of Recognition	2022	2021	2020
By Product Type:
Devices and accessories	Point-in-time	$50,263	$47,868	$38,347
Software and other services	Over time	23,127	14,697	7,905
Total revenue		$73,390	$62,565	$46,252
By Geographical Market:
United States		$51,072	$42,993	$33,237
International		22,318	19,572	13,015
Total revenue		$73,390	$62,565	$46,252
Contract Balances
Contract balances represent amounts presented in the consolidated balance sheets when the Company has either transferred goods or services to the customer or the customer has paid consideration to the Company under the contract. These contract balances include trade accounts receivable and deferred revenue. The Company recognizes a receivable when it has an unconditional right to payment, and payment terms are typically 60 days for product and software and other services sales on credit. The amount of revenue recognized during the years ended December 31, 2022 and 2021 that was included in the deferred revenue balance at the beginning of the period was $13.0 million and $8.4 million, respectively.
Transaction Price Allocated to Remaining Performance Obligations
As of December 31, 2022, the Company had $23.9 million of remaining performance obligations. The Company expects to recognize approximately 71% of its remaining performance obligations as revenue in the next twelve months and approximately 29% thereafter.
Costs of Obtaining or Fulfilling Contracts
The Company incurs incremental costs of obtaining contracts and costs of fulfilling contracts with customers. Incremental costs of obtaining contracts, which include commissions and referral fees paid to third parties as a result of obtaining contracts with customers, are capitalized to the extent that the Company expects to recover such costs. Costs of fulfilling contracts that relate specifically to a contract with a customer, result from activities that generate resources for the Company and enable the Company to satisfy its performance obligations in the contract with the customer are capitalized to the extent that the Company expects to recover such costs. Capitalized costs are amortized in a pattern that is consistent with the Company’s transfer of the related goods and services to the customer. The Company had $1.1 million and $0.6 million of capitalized costs of obtaining or fulfilling contracts as of December 31, 2022 and 2021, respectively. The Company’s amortization costs for capitalized costs of obtaining or fulfilling contracts was not significant for the years ended December 31, 2022, 2021 and 2020.
Practical Expedients and Accounting Policy Elections
In determining the transaction price of its contracts with customers, the Company estimates variable consideration using a portfolio of data from similar contracts.
As a practical expedient, the Company does not adjust the transaction price for the effects of a significant financing component in contracts in which the period between when the Company transfers the promised good or service to the customer and when the customer pays for that good or service is a year or less.
The Company has made an accounting policy election to exclude all sales taxes from the transaction price of its contracts with customers. Accordingly, sales taxes collected from customers and remitted to government authorities are not included in revenue and are accounted for as a liability until they have been remitted to the respective government authority.